                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 27, 1999 (May 20, 1999)
                                                   ----------------------------

                          Rental Service Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    000-21237              33-0569350
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(State or Other Jurisdiction         (Commission           (IRS Employer
    of Incorporation)                File Number)         Identification No.)

6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona           85254
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code      (480) 905-3300
                                                      ------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

      On May 20, 1999, Rental Service Corporation, a Delaware corporation ("RSC"), and NationsRent, Inc., a Delaware corporation ("NationsRent"), executed a Termination and Release Agreement (the "Termination Agreement") pursuant to which, among other things, RSC and NationsRent mutually terminated the Agreement and Plan of Merger, dated as of January 20, 1999, between RSC and NationsRent (the "Merger Agreement") and abandoned the stock-for-stock merger of RSC and NationsRent contemplated thereby.

      In connection with the termination of the Merger Agreement and pursuant to the Termination Agreement, RSC deposited $6 million in escrow on May 20, 1999 for the benefit of NationsRent solely as reimbursement for certain out-of-pocket costs and expenses incurred by NationsRent in connection with or relating to the Merger Agreement and the Termination Agreement and the performance of NationsRent's obligations thereunder through the date of the Termination Agreement, including, without limitation, fees and expenses of financial, legal and accounting advisors.

      In addition, pursuant to the Termination Agreement, RSC and NationsRent agreed to mutually release and discharge each other (and their respective directors, officers, advisors, employees, agents and certain other representatives and affiliates thereof) from all claims, suits or actions relating to or arising out of the Merger Agreement or the agreements ancillary thereto or the transactions contemplated thereby. The mutual release and discharge does not apply to claims, suits or actions arising out of (1) an undertaking or promise set forth in the Termination Agreement or (2) a breach of the obligations of RSC and NationsRent set forth in the confidentiality agreement between RSC and NationsRent dated January 12, 1999 (the "Confidentiality Agreement") pursuant to which RSC and NationsRent agreed to treat as confidential certain business, financial and other information exchanged by the parties. Moreover, NationsRent agreed, promptly after receipt of the $6 million amount, to dismiss with prejudice its complaint filed on April 30, 1999 in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida and captioned NationsRent, Inc. v. United Rentals, Inc., UR Acquisition Corporation, Bradley S. Jacobs, John N. Milne and Goldman Sachs & Co., Case No. 99-07422.

      On May 20, 1999, RSC and NationsRent separately entered into a Stock Option Termination Agreement (the "Stock Option Termination Agreement") pursuant to which RSC and NationsRent mutually terminated and canceled, solely in consideration of their mutual covenants to so terminate and cancel, the reciprocal Stock Option Agreements, dated as of January 20, 1999 (the "Stock Option Agreements"), and the associated stock options, granted by each of RSC and NationsRent in favor of the other party. In connection with the execution of the Stock Option Termination Agreement, each of RSC and NationsRent acknowledged that the options granted under the Stock Option Agreements had not become exercisable prior to the termination of the Stock Option Agreements.

      RSC and NationsRent also executed an amendment to the Confidentiality Agreement on May 20, 1999 (the "Confidentiality Agreement Amendment") pursuant to which NationsRent agreed that for a period of nine months NationsRent will not participate in any sale, merger, acquisition or reorganization involving RSC, subject to termination of such restrictions in certain circumstances. In addition, the Confidentiality Agreement Amendment provides, among other things, for the return and/or destruction of certain confidential information furnished by RSC and NationsRent to each other pursuant to the Confidentiality Agreement and includes restrictions on RSC and NationsRent, respectively, publishing injurious statements about the other party.

      The foregoing descriptions of the Termination Agreement, the Stock Option Termination Agreement and the Confidentiality Agreement Amendment are qualified in their entirety by reference to the texts of such documents, copies of which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and are incorporated by reference herein.

      In connection with the termination of the Merger Agreement, a notice terminating the commitment letter for a $1.5 billion credit facility among RSC, NationsRent and various lending institutions was delivered to each of the lending institutions party to the commitment letter on May 20, 1999. As a result of the termination of the commitment letter, the obligation of the lenders to fund the credit facility contemplated thereby and the obligation of RSC and NationsRent to pay periodic fees due under the commitment letter prior to such funding ceased as of the date of such notice.

      A copy of the press release issued by RSC regarding the termination of the Merger Agreement is filed as Exhibit 99.4 hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired

          None

      (b) Pro Forma Financial Information

          None

      (c) Exhibits

           Exhibit Number                                   Description
           --------------           ------------------------------------------------------------

               99.1                 Termination and Release Agreement dated May 20, 1999
                                    between Rental Service Corporation and NationsRent, Inc.*

               99.2                 Stock Option Termination Agreement dated May 20, 1999
                                    between Rental Service Corporation and NationsRent, Inc.*

               99.3                 Letter from NationsRent, Inc. to Rental Service Corporation dated May 20, 1999.*

               99.4                 Press Release issued by Rental Service Corporation dated
                                    May 20, 1999.*

____________

* Filed as an Exhibit to Amendment No. 10 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed May 21, 1999, and incorporated by reference herein.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RENTAL SERVICE CORPORATION
                                          --------------------------
                                                 (Registrant)


Date: May 27, 1999                    By:      /s/ Robert M. Wilson
                                          -------------------------------
                                                 Robert M. Wilson
                                          Executive Vice President, Chief
                                          Financial Officer, Secretary and
                                                     Treasurer

                                 EXHIBIT INDEX

       Exhibit Number                          Description
       ---------------     --------------------------------------------------------------

           99.1            Termination and Release Agreement dated May 20, 1999 between
                           Rental Service Corporation and NationsRent, Inc.*

           99.2            Stock Option Termination Agreement dated May 20, 1999 between
                           Rental Service Corporation and NationsRent, Inc.*

           99.3            Letter from NationsRent, Inc. to Rental Service Corporation dated May 20, 1999.*

           99.4            Press Release issued by Rental Service Corporation dated May
                           20, 1999.*

____________

* Filed as an Exhibit to Amendment No. 10 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed May 21, 1999, and incorporated by reference herein.